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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             May 7, 2003
                                                --------------------------------

                            Kimco Realty Corporation
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             (Exact name of registrant as specified in its chapter)

       Maryland                         1-10899                 13-2744380
----------------------------         -------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
  of incorporation)                   File Number)          Identification No.)

       3333 New Hyde Park Road
       New Hyde Park, New York                                  11042-0020
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (516) 869-9000
                                                  ------------------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

The items listed below are filed as exhibits and are incorporated by reference into the registration statement on Form S-3 and all amendments thereto (No. 333-59970).

Exhibits

         1(j) U.S. Underwriting Agreement, dated May 7, 2003, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC (acting on behalf of themselves and the other named Underwriters) and Kimco Realty Corporation.

         1(k) U.S. Terms Agreement, dated May 7, 2003, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC (acting on behalf of themselves and the other named Underwriters) and Kimco Realty Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Kimco Realty Corporation
                                            ------------------------------------
                                                      (Registrant)

Date           May 9, 2003               By:     /s/ Michael V. Pappagallo
      -----------------------------         ------------------------------------


                                         Name:   Michael V. Pappagallo
                                         Its:    Chief Financial Officer


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